UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 26, 2022

NATURAL GAS SERVICES GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Colorado	1-31398	75-2811855
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
404 Veterans Airpark Lane, Suite 300
Midland, TX 79705
(Address of Principal Executive Offices)
(432) 262-2700
(Registrant's Telephone Number, Including Area Code)
N/A
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $0.01	NGS	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.
On May 26, 2022 Moss Adams LLP (“Moss Adams”) informed Natural Gas Services Group, Inc. (the “Company”) that it would resign as its independent registered public accounting firm effective June 8, 2022.

During the Company’s fiscal years ending December 31, 2020 and December 31, 2021 and the interim period ending March 31, 2022, there have been no disagreements with Moss Adams on matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Moss Adams would have caused Moss Adams to make reference to such matter in connection with its report.

The resignation of Moss Adams was accepted by the Audit Committee of the Board of Directors of the Company on May 26, 2022.

For the past two fiscal years and subsequent interim period through the date of resignation, there were no disagreements with Moss Adams on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Moss Adams satisfaction, would have caused it to make reference to the subject matter of disagreement(s) in connection with its reports on the financial statements of the Company.

Moss Adams reports on the financial statements for the past two fiscal years did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

None of the reportable events described under Item 304(a)(1)(v)(A)-(D) of Regulation S-K occurred within the Company’s last two fiscal years , and subsequently up to the date of resignation.

The Company has furnished Moss Adams with a copy of the foregoing disclosure and requested Moss Adams to furnish it with a letter addressed the U.S. Securities and Exchange Commission (the “SEC”) stating whether or not it agrees with the foregoing statements. A copy of the letter from Moss Adams to the SEC dated June 2, 2022 is attached as an exhibit hereto.

The Company is in the process of selecting a successor independent registered public accounting firm. The Company will provide information on the selection on Form 8-K once such successor is identified.

Although the Company included a proposal seeking shareholder ratification of Moss Adams as the Company’s independent registered public accounting firm at the Annual Meeting of Shareholders to be held on June 16, 2022, votes on that proposal will not be counted or reported considering Moss Adams’ resignation.

Item 9.01.  Financial Statements and Exhibits.
(d)         Exhibits
The Exhibit listed below is furnished as an Exhibit to this Current Report on Form 8-K.

Exhibit No.	Description
16.1	Letter to the SEC from Moss Adams LLP, dated June 2, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURAL GAS SERVICES GROUP, INC.

Date:	June 2, 2022	By:	/s/ Micah C. Foster
Micah C. Foster
Vice President & Chief Financial Officer